United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 14, 2021

Date of Report (Date of earliest event reported)

CleanTech Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40611	85-1699753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

207 West 25th Street, 9th Floor New York, NY	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 494-9005

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CLAQ	The Nasdaq Stock Market LLC
Warrants	CLAQW	The Nasdaq Stock Market LLC
Rights	CLAQR	The Nasdaq Stock Market LLC
Units	CLAQU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 14, 2021, the registration statement (File No. 333-256578) (the “Registration Statement”) relating to the initial public offering (“IPO”) of CleanTech Acquisition Corp. (the “Company”) was declared effective by the Securities and Exchange Commission. In connection therewith, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated July 14, 2021, by and between the Company and Chardan Capital Markets, LLC (“Chardan”), as representative of the underwriters;

●	A Warrant Agreement, dated July 14, 2021, by and between the Company and Continental Stock Transfer & Trust Company;

●	A Rights Agreement, dated July 14, 2021, by and between the Company and Continental Stock Transfer & Trust Company;

●	Letter Agreements, dated July 14, 2021, by the Company’s officers and directors;

Letter Agreements, dated July 14, 2021, by CleanTech Sponsor, LLC and CleanTech Investments, LLC;

●	An Investment Management Trust Agreement, dated July 14, 2021, by and between the Company and Continental Stock Transfer & Trust Company;

●	A Stock Escrow Agreement, dated July 14, 2021, by and among the Company, Continental Stock Transfer & Trust Company and each of the initial stockholders of the Company;

●	A Registration Rights Agreement, dated July 14, 2021, by and among the Company and the initial stockholders of the Company;

●	Indemnity Agreements, dated July 14, 2021, by and between the Company and the directors and officers of the Company;

●	A Subscription Agreement, dated July 14, 2021, by and among the Company, CleanTech Sponsor, LLC and CleanTech Investments, LLC;

●	A Business Combination Marketing Agreement, dated July 14, 2021, by and between the Company and Chardan; and

●	An Administrative Services Agreement, dated July 14, 2021, by and between the Company and Chardan.

On July 19, 2021, the Company consummated the IPO of 15,000,000 units (the “Units”). Each Unit consists of one share of common stock, $0.0001 par value (“Common Stock”), one right entitling the holder thereof to receive one-twentieth (1/20) of one share of Common Stock upon the consummation of an initial business combination, and one-half of one warrant entitling the holder thereof to purchase one share of Common Stock at a price of $11.50 per whole share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $150,000,000. The Company granted the underwriters a 45-day option to purchase up to 2,250,000 additional Units to cover over-allotments, if any.

As of July 19, 2021, a total of $151,500,000 of the net proceeds from the IPO and the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of July 19, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated the private placement (the “Private Placement”) with initial stockholders of the Company of 6,500,000 warrants (the “Private Warrants”), generating total proceeds of $6,500,000.

The Private Warrants are identical to the warrants sold as part of the public Units in this offering except that the Private Warrants will be non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the initial purchasers or their permitted transferees, as further described in the Registration Statement. Such initial purchasers were granted certain demand and piggyback registration rights in connection with the purchase of the Private Warrants.

The Private Warrants were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On July 14, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference.

Item 7.01 Other Events.

On July 14, 2021, CleanTech Acquisition Corp. issued the press release attached hereto as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On July 19, 2021, CleanTech Acquisition Corp. issued the press release attached hereto as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

The information in this Item 7.01 (including the exhibits) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 14, 2021, by and between the Company and Chardan Capital Markets, LLC.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated July 14, 2021, by and between the Company and Continental Stock Transfer & Trust Company.

4.2	Rights Agreement, dated July 14, 2021, by and between the Company and Continental Stock Transfer & Trust Company.

10.1	Letter Agreements, dated July 14, 2021, by the Company’s officers and directors.

10.2	Letter Agreements, dated July 14, 2021, by CleanTech Sponsor, LLC and CleanTech Investments, LLC.

10.3	Investment Management Trust Agreement, dated July 14, 2021, by and between the Company and Continental Stock Transfer & Trust Company.

10.4	Stock Escrow Agreement, dated July 14, 2021, by and among the Company, Continental Stock Transfer & Trust Company and each of the initial stockholders of the Company.

10.5	Registration Rights Agreement, dated July 14, 2021, by and among the Company and the initial stockholders of the Company.

10.6	Indemnity Agreements, dated July 14, 2021, by and between the Company and the directors and officers of the Company.

10.7	Subscription Agreement, dated July 14, 2021, by and between the Company, CleanTech Sponsor, LLC and CleanTech Investments, LLC.

10.8	Business Combination Marketing Agreement, dated July 14, 2021, by and between the Company and Chardan Capital Markets, LLC.

10.9	Administrative Services Agreement, dated July 14, 2021, by and between the Company and Chardan Capital Markets, LLC.

99.1	Press release, dated June 14, 2021.

99.2	Press release, dated June 19, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 20, 2021

CLEANTECH ACQUISITION CORP.

By:	/s/ Eli Spiro
Name:	Eli Spiro
Title:	Chief Executive Officer

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